digicorp
                 100 Wilshire Boulevard, 15th Floor, Suite 1500
                         Santa Monica, California 90401
                            binding letter of intent


July 15, 2005

Philip Gatch
1650 Federal Avenue
Los Angeles, CA 90025

Re:      Proposed Asset Purchase Transaction

Ladies and Gentlemen:

         The purpose of this letter is to set forth the mutual understanding among digicorp, a Utah corporation (the "Buyer") and Philip Gatch (the "Seller"), with respect to the proposed acquisition by the Buyer of the iCodemedia suite of websites and internet properties as described in Appendix A, including but not limited to all related intellectual property and ideas of Seller, ("iCodemedia") owned the Seller (the "Proposed Transaction").

         This is a binding summary of the terms upon which the Buyer and the Seller propose to consummate the Proposed Transaction. Buyer shall issue 1,000,000 shares of its common stock at par value $.001 for the proposed transaction, detailed in Appendix A.

         Each of the Buyer and the Seller acknowledge and agree that the consummation of the Proposed Transaction is subject to the execution of a definitive purchase and sale contract (the "Contract") with respect to the Buyer's purchase and the Seller's sale of iCodemedia.

                                            Sincerely,


                    [Signatures continue on following page.]

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                                            DIGICORP

                                            /s/ Milton Ault
                                            ------------------------------------
                                            Milton "Todd" Ault III
                                            Chairman and Chief Executive Officer


         Accepted and agreed to by:

         Philip Gatch

         /s/ Philip Gatch
         --------------------------

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                                   APPENDIX A

                         INTERNET HOLDINGS OF ICODEMEDIA



ICODEMEDIA.COM

IPLAYLIST.COM

TUNESCAST.COM

TUNEBUCKS.COM

PODPRESSKIT.COM

TUNESPROMO.COM

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